Item 1: Report to Shareholders

Summit Municipal Income Fund	October 31, 2005

The views and opinions in this report were current as of October 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Tax-free municipal bonds produced modest gains but outperformed taxable securities in the 6- and 12-month periods ended October 31, 2005. Bond yields rose across all maturities as the economy grew at a steady pace and the Federal Reserve lifted the federal funds target rate eight times during our fiscal year. Longer-term municipal rates were relatively steady, which helped long-term securities outperform their shorter-term counterparts over the last year. High-yield municipals outperformed higher-quality issues, as investors sought additional income from riskier securities. The Summit Municipal Funds generally outperformed their benchmarks and maintained excellent long-term performance records.

ECONOMY AND INTEREST RATES

Conditions in the U.S. economy were favorable for most of the last 12 months. Economic growth as measured by gross domestic product (GDP) exceeded 3%, job growth was steady, and unemployment hovered around 5%. Fears of higher inflation and slower economic growth, however, became more pronounced toward the end of our fiscal year. Oil prices spiked in late August to $70 per barrel as Hurricane Katrina severely disrupted energy production along the Gulf Coast but settled around $60 by the end of October. In addition, consumer sentiment soured as gasoline surged above $3 per gallon and rising oil and natural gas prices presaged a significant jump in year-over-year heating costs during the approaching winter months.

Federal Reserve officials acknowledged the economic uncertainty stemming from hurricane damage and elevated energy costs, but concluded that the effects on the economy would be temporary and opted to continue tightening short-term rates. During our fiscal year, the central bank methodically raised the federal funds target rate from 1.75% to 3.75% in eight quarter-point increments. Immediately after our reporting period, the Fed raised the target rate to 4.00%, a level not seen in more than four years. This was the 12th quarter-point rate hike since June 2004.

As shown in the graph on page 2, municipal money market yields rose throughout the last year, tracking the fed funds rate. Intermediate-term rates rose to a lesser extent, while long-term rates were relatively steady. This resulted in a significant flattening of the municipal yield curve and the outperformance of long-term municipal securities over their shorter-term counterparts. While the taxable-bond market experienced similar trends, the municipal bond market produced better returns. The Lehman Brothers Municipal Bond Index returned 0.59% and 2.54% in the 6- and 12-month periods ended October 31, 2005, respectively, versus 0.15% and 1.13% for the Lehman Brothers U.S. Aggregate Index.

MUNICIPAL MARKET NEWS

New municipal borrowing through October totaled more than $338 billion (according to The Bond Buyer), and issuance for all of 2005 is likely to surpass the record $384 billion set in 2003. Issuance during the summer months was above average, as municipalities continued to lock in rates that are still relatively low. In fact, new supply in August totaled more than $31 billion, 11% greater than in August 2004. Overall demand for tax-free securities remained strong as institutional investors and nontraditional buyers of municipals continued to augment relatively tepid demand from individual investors.

In general, credit quality in the municipal market is good. In the last six months, bonds rated BBB (the lowest investment-grade tier) outperformed, helped by continued strong performance of tobacco-related bonds as the federal government’s bid to reinstate a $280 billion penalty against the tobacco industry failed. Tobacco bonds, backed by payments from tobacco companies to the states through the Master Settlement Agreement (MSA), also helped lift returns of industrial revenue bonds. In contrast, airline-backed bonds weakened as jet fuel prices surged and major carriers Delta and Northwest filed for Chapter 11 bankruptcy protection in mid-September.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 1.07% in the last six months and 1.81% in the fiscal year ended October 31, 2005. As shown in the table, the fund surpassed its Lipper benchmark in both periods.

The fund’s long-term record versus its competitors is exceptional. Lipper ranked the fund in the top 6% of the Lipper tax-exempt money market funds universe for the five-year period ended September 30, 2005. The fund was also ranked in the top 8% for the 10-year period and the top 10% for the one- and three-year periods ended September 30, 2005. (Based on total return, Lipper ranked the Summit Municipal Money Market Fund 12 out of 119, 10 out of 109, 6 out of 100, and 6 out of 83 funds for the 1-, 3-, 5-, and 10-year periods ended September 30, 2005, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Throughout our fiscal year, the money markets have seemed somewhat reticent to look beyond the Federal Reserve’s next two or three monetary policy meetings in setting forward interest rates, despite the central bank’s stated intention to continue tightening at a “measured” pace. This reticence has resulted in a flatter money market yield curve (i.e., less difference between shorter- and longer-term money market yields) than we would otherwise have expected during a period of sustained rate increases. Nevertheless, the Fed’s actions have boosted your fund’s returns. The portfolio’s seven-day simple yield has nearly doubled in the past 12 months, rising from 1.25% to 2.28%. We expect fund yields to continue rising in response to further increases in the fed funds rate.

Since our last report to you, money market yields have increased substantially. The benchmark one-year LIBOR rate climbed 103 basis points (1.03%) to 4.72%. Municipal rates moved higher as well, keeping in step with developments in the taxable money market. In the second half of our fiscal year, one- to seven-day variable rates averaged around 2.50%, or about 65 basis points higher than in the prior six-month period. Longer-term municipal money market rates rose to a lesser degree, with one-year notes yielding 3.10% at the end of the period versus 2.70% at the end of April.

Given the flatness of the municipal money market yield curve, there was little incentive for money market investors to purchase securities whose maturities were longer than three months. Since April, the combination of rising rates, record levels of assets invested in tax-free money funds, and reduced issuance of municipal money market securities meant that the best investment opportunities were to be found at the front end of the yield curve. In August, market sentiment began shifting as the likelihood of Fed tightening extending into 2006 became more apparent, and we became more willing to invest in longer-term money market securities as their yields rose to more attractive levels. As a result, the portfolio’s weighted average maturity (WAM) increased to 52 days by the end of October.

We believe the fed funds rate—currently at 4.00% —is closer to the Federal Reserve’s target for the economy than it has been in the last 24 months. Still, we would not be surprised to see the fed funds rate rise to 5.00% in 2006. Given this outlook, and assuming longer-term interest rates continue to account for further Fed rate increases, we feel more comfortable managing the portfolio with a somewhat longer weighted average maturity than in the recent past. As always, we will remain attuned to ongoing economic trends as well as technical developments in the municipal money market.

Summit Municipal Intermediate Fund
Your fund returned 0.19% in the last six months and 1.30% for the one-year period ended October 31, 2005. As shown in the Performance Comparison table, the fund surpassed its Lipper benchmark in both time frames. Returns in absolute terms were low because falling intermediate-term bond prices offset much of the dividend income earned by the fund over the last year. In the second half of our fiscal year, the fund earned $0.19 dividend income, but its net asset value (NAV) declined $0.17. For the 12-month period, the fund earned $0.38 dividend income, while its NAV dropped $0.24.

Although the fund’s recent performance has been subdued, its longer-term record versus its competitors is still very favorable. Lipper ranked the fund in the top 17% of the Lipper intermediate municipal debt funds universe for the 10-year period ended September 30, 2005. Lipper also ranked the fund in the top 19% of the category for the three-year period. (Based on total return, Lipper ranked the Summit Municipal Intermediate Fund 35 out of 147, 23 out of 122, 22 out of 92, and 11 out of 66 funds for the 1-, 3-, 5-, and 10-year periods ended September 30, 2005, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Given the Federal Reserve’s persistence in raising short-term interest rates, our strategy in the last six months was to keep the portfolio’s duration (a measure of interest rate sensitivity) in line with or shorter than that of the Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index, which we believe is representative of the intermediate-term municipal bond market. As intermediate-term rates fell early in our reporting period, we edged the duration lower in anticipation that rates would soon rebound; as rates increased in recent months, we returned the portfolio’s duration to a neutral posture.

We largely maintained the portfolio’s barbell structure—emphasizing shorter- and longer-term securities—in the last six months because intermediate-term bonds traditionally bear the brunt of price declines when the Fed is raising rates. As the gap between short- and long-term rates narrowed, we bought some bonds maturing in five to 10 years that offered greater value. For example, a bond maturing in seven years now offers 80% of the yield of a long-term bond versus 74% six months ago and 70% one year ago.

In our last letter to shareholders, we noted that credit spreads were relatively tight and that it was more difficult to find value in lower-rated sectors. Nevertheless, we believe that credit spreads have the potential to improve selectively. As opportunities present themselves, we intend to purchase some lower-quality securities offering a yield advantage over high-quality bonds, but most of our purchases in the last six months were in higher-rated bonds. Our total exposure to AAA rated securities increased by 5%, while our allocation to AA bonds dropped by 5%. Other changes to the fund’s quality diversification were minimal.

Summit Municipal Income Fund
Your fund returned 1.03% and 3.47% in the 6- and 12-month periods ended October 31, 2005. As shown in the Performance Comparison table, the fund bested its Lipper benchmark in both periods. In the last six months, the fund earned $0.23 dividend income, while its net asset value (NAV) fell $0.12. For the entire fiscal year, the fund earned $0.48 dividend income, but its NAV slipped $0.10.

The fund’s long-term record versus its competitors is remarkable. The fund was ranked in the top decile of the Lipper general municipal debt funds universe for the 1-, 3-, 5-, and 10-year periods ended September 30, 2005. In fact, Lipper ranked the fund in the top 3% of the category for the 10-year period. (Based on total return, Lipper ranked the Summit Municipal Income Fund 24 out of 268, 18 out of 254, 14 out of 221, and 4 out of 145 funds for the 1-, 3-, 5-, and 10-year periods ended September 30, 2005, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

In the last six months, the portfolio’s barbell structure—emphasizing securities with very short maturities as well as bonds maturing in 15 to 30 years—helped our relative performance as 3- to 10-year bonds, which we underweighted, lagged. Also, many of our holdings appreciated due to being prerefunded; some were lower-rated or unrated securities whose values were boosted by the improved credit quality. (Prerefunded bonds are secured by an escrow fund consisting of U.S. government debt instruments.) In addition, limited exposure to areas devastated by Hurricane Katrina helped fund performance, as many credits in the region have been downgraded and have underperformed. The fund does hold a position backed by revenues from Louisiana gas and fuel taxes, but its enhanced credit rating is AAA because of third-party insurance through AMBAC.

In the last six months, we extended the portfolio’s duration from 5.2 years to 5.5 years, which brings the fund’s interest rate sensitivity closer to neutral as opposed to a more conservative posture. The fund’s overall composition remained defensive, though, as we continued to focus on premium coupon bonds trading to their call dates rather than longer-duration discounted coupon bonds trading to their maturity dates.

Lower-rated credits continued to be a source of strong performance for the fund, particularly the life care and hospital sectors. In our previous letter to shareholders, we downplayed the likelihood of increasing our exposure to lower-quality bonds due to the significant credit spread compression in recent years. However, we did selectively add a few lower-rated credits to the portfolio as assets have increased, but the fund’s weighted average quality remained unchanged at A+.

Based on our interest rate outlook, the fund’s duration will likely remain neutral but could move toward a defensive posture. The portfolio’s barbell structure will probably remain intact, as we believe that tighter monetary policy will cause the yield curve to continue flattening. Any new long-term bond purchases will likely be focused in the 20-year rather than the 30-year range.

OUTLOOK

The effects of hurricanes Katrina and Rita on the national economy were relatively short-lived, as evidenced by the robust 3.8% annualized rate of economic growth in the third quarter. Energy costs remain elevated, however, and the Federal Reserve intends to keep lifting the federal funds target rate until it reaches a neutral level that neither stimulates nor squelches economic growth yet keeps inflation contained. As a result, money market investors should continue to enjoy rising yields for some time, though we are probably closer to the end of the current tightening cycle than to the beginning.

Given that municipal bond yields are also likely to trend higher, we believe it is prudent to remain somewhat cautious regarding longer-term municipal securities, whose yield advantage over money market instruments and short-term bonds could dwindle if the yield curve continues to flatten. However, the magnitude of their increase may be moderated by the current anticipation of higher short-term interest rates. We are also guarded about the prospects for lower-quality securities because credit spreads have steadily compressed in the last two years as investors have sought riskier, higher-yielding issues in an environment of low interest rates. Credit-sensitive sectors may face more challenging conditions if the economy slows or if investors shift toward higher-quality issues in response to rising rates.

We will continue utilizing our proprietary research to uncover the best credit opportunities and selectively invest in attractive income-producing investments that we believe will perform well, even if credit spreads should widen from current levels.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

November 18, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

LIBOR: A taxable money market benchmark.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)

(Amounts in 000s)

	$ Par	Value
ALABAMA 1.1%		
Alabama Public School & College Auth. 5.50%, 9/1/29 (MBIA Insured)	1,000	1,070
Baldwin County Eastern Shore Hosp. Auth. 6.75%, 4/1/21 (Prerefunded 4/1/06†)	200	205
Camden Ind. Dev. Board, IDRB, Weyerhaeuser 6.125%, 12/1/24	300	330
Total Alabama (Cost $1,523)		1,605
ALASKA 2.2%		
Alaska HFC, Single Family, 5.75%, 12/1/11 #	1,115	1,154
Alaska Student Loan Corp., 5.10%, 7/1/10 (AMBAC Insured) #	1,000	1,043
Anchorage, GO, 5.00%, 3/1/20 (MBIA Insured)	1,000	1,052
Total Alaska (Cost $3,162)		3,249
ARIZONA 2.9%		
Arizona HFA, Blood Systems, 5.00%, 4/1/20	615	627
Phoenix, 5.875%, 7/1/18 (Prerefunded 7/1/10†)	575	628
Phoenix Civic Improvement Corp., 6.25%, 7/1/17 (Prerefunded 7/1/10†) (FGIC Insured)	1,000	1,126
Salt River Agricultural Improvement & Power, 5.00%, 1/1/08	600	622
Tempe IDA, Friendship Village, 6.75%, 12/1/30	300	317
Univ. Medical Center, 5.00%, 7/1/35	1,000	989
Total Arizona (Cost $4,143)		4,309
ARKANSAS 0.9%		
Univ. of Arkansas, 5.00%, 11/1/34 (MBIA Insured)	1,255	1,293
Total Arkansas (Cost $1,282)		1,293
CALIFORNIA 15.5%		
California, 5.65%, 6/1/30 (Prerefunded 6/1/10†)	105	115
California, GO		
5.00%, 3/1/17	1,000	1,055
5.00%, 11/1/24	370	379

5.50%, 11/1/33	500	536
5.65%, 6/1/30	395	424
California Dept. of Water Resources		
Power Supply		
5.25%, 5/1/09 (MBIA Insured)	1,000	1,065
5.50%, 5/1/14 (AMBAC Insured)	1,000	1,102
5.75%, 5/1/17	200	220
California HFA		
Cedars-Sinai Medical Center		
5.00%, 11/15/16	225	235
5.00%, 11/15/27	1,600	1,619
California PCR, Pacific Gas & Electric 3.50%, 12/1/23 (Tender 6/1/07) (FGIC Insured) #	500	501
California Public Works Board		
Butterfield, 5.00%, 6/1/17	560	583
Dept. of Corrections, 5.25%, 6/1/28	1,000	1,043
Mental Health, Coalinga, 5.125%, 6/1/29	1,000	1,026
Capistrano Unified School Dist., 5.00%, 9/1/24 (FGIC Insured)	1,585	1,647
Chula Vista, Multi-Family, 7.50%, 1/1/32 #	445	453
Chula Vista PCR, San Diego Gas & Electric, 5.50%, 12/1/21#	500	524
Chula Vista PFA, 5.00%, 9/1/29 (MBIA Insured)	1,400	1,445
Golden State Tobacco Securitization Corp. Tobacco Settlement, 5.625%, 6/1/38 (Prerefunded 6/1/13†)	1,000	1,113
Napa Valley Community College, 5.00%, 8/1/21 (MBIA Insured)	1,310	1,379
Pomona Unified School Dist., GO, 6.15%, 8/1/15 (MBIA Insured)	145	167
Poway Community Fac. Dist. No. 88-1, 6.75%, 8/15/15	425	462
Riverside County PFA, 5.00%, 10/1/23 (XLCA Insured)	1,000	1,036
Sacramento City Fin. Auth., Sacramento Hotel, 6.25%, 1/1/30	500	521
Sacramento County Sanitation Dist. Fin. Auth. 5.00%, 8/1/21 (MBIA Insured)	1,000	1,053
San Diego Unified School Dist., Election 98E 5.25%, 7/1/24 (FSA Insured)	500	547
San Francisco Bay Area Rapid Transit, GO, Property Tax 5.00%, 8/1/22	1,025	1,077
San Francisco City and County Redev. Mission Bay South, 5.15%, 8/1/35	300	293

San Jose Redev. Agency, 5.00%, 8/1/17 (MBIA Insured)	1,235	1,312
Total California (Cost $22,769)		22,932

COLORADO 0.5%

Colorado HFA		
Adventist Health/Sunbelt, 6.625%, 11/15/26	500	580
Covenant Retirement Communities, 6.125%, 12/1/33	100	106
Total Colorado (Cost $595)		686

CONNECTICUT 0.6%

Mashantucket Western Pequot Tribe, 144A		
5.70%, 9/1/12	250	263
5.75%, 9/1/27	300	308
Mohegan Tribe Indians, 6.25%, 1/1/31	350	374
Total Connecticut (Cost $906)		945

DELAWARE 2.1%

Delaware HFA		
Beebe Medical Center, 5.00%, 6/1/24	1,050	1,060
Catholic Health East, 5.75%, 11/15/33	250	271
Delaware Housing Auth., Multi-Family, 5.40%, 7/1/24	1,225	1,228
Delaware River & Bay Auth., 5.00%, 1/1/27 (MBIA Insured)	500	522
Total Delaware (Cost $3,080)		3,081

DISTRICT OF COLUMBIA 1.6%

District of Columbia, GO, 6.00%, 6/1/17 (MBIA Insured)	1,100	1,273
Metropolitan Washington D.C. Airports Auth. 5.50%, 10/1/27 (MBIA Insured) #	1,000	1,052
Total District of Columbia (Cost $2,144)		2,325

FLORIDA 2.8%

Double Branch Community Dev. Dist., 5.60%, 5/1/07	5	5
Fishhawk Community Dev. Dist. II		
5.00%, 11/1/07	100	101
5.125%, 11/1/09	280	282

Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/23	1,410	1,439
Jacksonville, Excise Tax, 5.25%, 10/1/20 (MBIA Insured) #	1,000	1,049
Miami Dade County, Aviation, 5.00%, 10/1/37 (XLCA Insured) #	1,000	1,001
Seven Oaks Community Dev. Dist. II, 5.00%, 5/1/09	295	296
Total Florida (Cost $4,170)		4,173

GEORGIA 2.6%

Athens - Clarke County Residential Care Fac. Wesley Woods of Athens, 6.375%, 10/1/27	200	177
Atlanta Airport		
5.50%, 1/1/26 (Prerefunded 1/1/10†) (FGIC Insured)	200	218
6.25%, 1/1/14 (FGIC Insured) #	1,000	1,095
Chatham County Hosp. Auth., Memorial Univ. Medical Center 6.125%, 1/1/24	750	808
Coweta County Residential Care Fac. for the Elderly Wesley Woods of Newnan-Peachtree City, 8.20%, 10/1/16	215	221
Fulton County Residential Care Fac. for the Elderly Canterbury Court, 6.125%, 2/15/26	250	259
Milledgeville & Baldwin County Dev. Auth., Georgia College & State Univ. Foundation, 6.00%, 9/1/33	500	533
Municipal Electric Auth. of Georgia, 5.70%, 1/1/19 (Escrowed to Maturity) (MBIA Insured)	100	113
Rockdale County Dev. Auth., Pratt Industries USA 7.50%, 1/1/26 #	225	227
Savannah Economic Dev. Auth., Marshes of Skidaway 7.40%, 1/1/34	250	262
Total Georgia (Cost $3,730)		3,913

HAWAII 0.4%

Hawaii Dept. of Budget & Fin., B&F Kapiolani Health 6.25%, 7/1/21 (Prerefunded 7/1/06†)	500	520
Total Hawaii (Cost $498)		520

IDAHO 0.0%

Idaho Housing Agency, Single Family, 6.60%, 7/1/27 #	22	22
Total Idaho (Cost $22)		22

ILLINOIS 3.7%		
Chicago, 6.75%, 1/1/35 (FGIC Insured) (Prerefunded 7/1/10†)	500	574
Chicago Board of Ed., GO		
VRDN (Currently 2.72%) (FSA Insured)	400	400
Chicago O' Hare Int'l. Airport		
VRDN (Currently 2.78%) (AMBAC Insured) #	400	400
5.25%, 1/1/24 (MBIA Insured) #	500	521
5.75%, 1/1/21 (MBIA Insured) #	1,000	1,073
Illinois HFA		
Central Dupage Health, VRDN (Currently 2.74%)	1,075	1,075
Friendship Village of Schaumburg, 5.625%, 2/15/37	300	297
Glen Oaks Medical Center, 7.00%, 11/15/19		
(Escrowed to Maturity)	145	152
Lutheran Senior Ministries, 7.375%, 8/15/31	250	269
Riverside Health, 6.00%, 11/15/32	500	529
Village of Carol Stream, Windsor Park Manor		
7.20%, 12/1/14 (Prerefunded 12/1/07†)	200	218
Total Illinois (Cost $5,306)		5,508
INDIANA 0.7%		
Indiana Transportation Fin. Auth.		
5.375%, 12/1/25	840	896
5.375%, 12/1/25 (Prerefunded 12/1/10†)	160	174
Total Indiana (Cost $960)		1,070
IOWA 0.3%		
Iowa Fin. Auth., Single Family Mortgage, 5.70%, 1/1/27	435	436
Total Iowa (Cost $415)		436
KANSAS 1.9%		
Burlington PCR, Kansas Gas & Electric		
5.30%, 6/1/31 (MBIA Insured)	500	528
City of Olathe, Aberdeen, 8.00%, 5/15/30		
(Prerefunded 5/15/10†)	250	298
Johnson County Union School Dist. 233, Olathe, GO		
5.50%, 9/1/16 (FGIC Insured)	1,000	1,122

Lenexa Health Care Fac., Lakeview Village, 6.875%, 5/15/32	400	428
Wyandotte County		
Unified Gov't.		
4.75%, 12/1/16	250	254
5.00%, 12/1/20	250	255
Total Kansas (Cost $2,728)		2,885

LOUISIANA 1.0%

Hodge Utility PCR, Stone Container, 7.45%, 3/1/24 #	300	354
Louisiana, Gas & Fuels, 5.375%, 6/1/19 (AMBAC Insured)	1,000	1,054
Total Louisiana (Cost $1,348)		1,408

MARYLAND 3.4%

Anne Arundel County PCR, Baltimore Gas & Electric, 4.10%, 7/1/14	500	489
Maryland Economic Dev. Corp.		
5.50%, 7/15/09 (Escrowed to Maturity)	445	473
Aviation Administration, 5.50%, 6/1/13 (FSA Insured) #	600	652
Chesapeake Bay Hyatt		
7.625%, 12/1/22	250	267
7.73%, 12/1/27	200	214
Golf Course, 8.25%, 6/1/28 (Prefunded 6/1/11†)	150	178
Morgan State Univ. Student Housing, 6.00%, 7/1/22	500	533
Maryland Energy Fin. Administration, Baltimore Wastewater 6.45%, 12/1/16 #	500	519
Maryland HHEFA		
Adventist Healthcare, 5.75%, 1/1/25	500	523
Univ. of Maryland Medical System, 6.625%, 7/1/20	850	968
Northeast Maryland Waste Disposal Auth. IDRB Waste Management, 5.00%, 1/1/12 #	200	204
Total Maryland (Cost $4,776)		5,020

MASSACHUSETTS 3.2%

Massachusetts, 5.25%, 10/1/22 (Prerefunded 10/1/13†)	250	271
Massachusetts, GO		
5.00%, 9/1/21	2,000	2,098
5.25%, 8/1/19 (Prerefunded 8/1/13†)	1,000	1,085

Massachusetts Water Pollution Abatement Trust Water Resources Auth., 6.00%, 8/1/18	1,050	1,235
Total Massachusetts (Cost $4,460)		4,689
MICHIGAN 1.0%		
Cornell Township Economic Dev., MeadWestvaco 5.875%, 5/1/18 (Prerefunded 5/01/12†)	250	280
Michigan Public Power Agency, 5.00%, 1/1/06 (MBIA Insured)	1,000	1,004
Michigan Strategic Fund, Ford Motor, 7.10%, 2/1/06	250	250
Total Michigan (Cost $1,512)		1,534
MISSISSIPPI 0.9%		
Mississippi Business Fin. Corp. PCR, Entergy 5.875%, 4/1/22	500	509
Mississippi Hosp. Equipment Fac. Auth. North Mississippi Health, VRDN (Currently 2.72%)	850	850
Total Mississippi (Cost $1,347)		1,359
MISSOURI 0.9%		
Missouri Higher Ed. Loan Auth., 5.85%, 7/15/10 #	1,000	1,063
Sugar Creek IDRB, LaFarge North America, 5.65%, 6/1/37 #	250	258
Total Missouri (Cost $1,250)		1,321
NEBRASKA 1.3%		
American Public Energy Agency, VRDN (Currently 2.69%)	1,900	1,900
Total Nebraska (Cost $1,900)		1,900
NEVADA 0.4%		
Clark County, IDRB, PCR, Southwest Gas 5.45%, 3/1/38 (Tender 3/1/13)	250	264
Henderson Local Improvement Dist. Sun City Anthem Phase II, 5.80%, 3/1/23	145	150
Nevada Dept. of Business & Industry, Las Ventanas 6.75%, 11/15/23	200	205
Total Nevada (Cost $593)		619

NEW HAMPSHIRE 0.6%		
New Hampshire Business Fin. Auth. PCR, Public Service 5.45%, 5/1/21 (MBIA Insured)	750	811
New Hampshire Housing Fin. Agency, Single Family 6.85%, 7/1/14#	10	10
Total New Hampshire (Cost $786)		821
NEW JERSEY 6.3%		
New Jersey Economic Dev. Auth.		
Cigarette Tax, 5.75%, 6/15/29	1,000	1,051
Harrogate, 5.55%, 12/1/07	150	153
Lions Gate, 5.00%, 1/1/15	175	175
School Fac. Construction, 5.125%, 3/1/30	1,250	1,293
The Evergreens, 6.00%, 10/1/17	500	511
Winchester Gardens, 8.625%, 11/1/25 (Prerefunded 11/1/06†)	210	225
New Jersey EFA, Montclair State Univ., 5.00%, 7/1/32 (FGIC Insured)	1,000	1,037
New Jersey HFFA		
Greystone Park Psychiatric Hosp. 5.00%, 9/15/25 (AMBAC Insured)	1,000	1,036
Pascack Valley Hosp. Assoc., 6.625%, 7/1/36	400	410
South Jersey Hosp., 5.875%, 7/1/21	750	799
St. Clares Hosp., 5.25%, 7/1/14 (MBIA Insured)	500	543
New Jersey Transportation Trust Fund Auth. 6.00%, 6/15/07 (Escrowed to Maturity)	1,000	1,045
Trenton, GO, 5.00%, 12/1/26 (MBIA Insured)	1,000	1,045
Total New Jersey (Cost $9,286)		9,323
NEW MEXICO 1.3%		
New Mexico Mortgage Fin. Auth., Single Family Mortgage 6.30%, 9/1/27	105	107
Sandoval County, IDRB, Intel Corp., 5.00%, 6/1/20	750	778
Univ. of New Mexico Regents, Univ. of New Mexico Hosp. 5.00%, 7/1/32 (FSA Insured)	1,080	1,102
Total New Mexico (Cost $1,985)		1,987
NEW YORK 13.2%		
Albany IDA, Albany College of Pharmacy, 5.625%, 12/1/34	775	806

Dormitory Auth. of the State of New York		
Mental Health Services, 5.00%, 2/15/23 (AMBAC Insured)	250	261
Montefiore Medical Center, 5.00%, 2/1/22 (MBIA Insured)	1,750	1,826
Mount Sinai NYU Health Center, 5.50%, 7/1/26	275	278
Nyack Hosp., 6.00%, 7/1/06	55	55
Madison County IDA, Colgate Univ., 5.00%, 7/1/33	360	368
Nassau County, 7.00%, 3/1/13 (FSA Insured) (Prerefunded 3/1/10†)	655	747
New York City, GO		
5.00%, 8/1/06	1,000	1,015
5.00%, 8/1/26	1,055	1,082
5.75%, 3/1/20	1,000	1,094
6.25%, 8/1/09	285	295
6.25%, 8/1/09 (Prerefunded 8/1/06†)	115	120
New York City Housing Dev. Corp.		
HUD Capital Funding Program		
5.00%, 7/1/19 (FGIC Insured)	1,230	1,299
5.00%, 7/1/25 (FGIC Insured)	600	625
Multi-Family, VRDN (Currently 2.71%) #	1,400	1,400
New York City IDA		
7 World Trade Center, 6.25%, 3/1/15	700	743
Ethical Culture School, 5.00%, 6/1/35 (XLCA Insured)	500	517
New York City IDA, IDRB, IAC/InterActive Corp., 5.00%, 9/1/35	400	399
New York City Transitional Fin. Auth., 5.00%, 11/1/21	1,500	1,575
New York Liberty Dev. Corp., Goldman Sachs Group 5.25%, 10/1/35	630	690
New York State Energy Research and Dev. Brooklyn Union Gas, 4.70%, 2/1/24 (FGIC Insured) #	500	497
New York State Environmental Fac. PCR		
EFC Pooled Loan, 6.90%, 11/15/15	5	5
Waste Management, 4.45%, 7/1/17 (Tender 7/1/09) #	250	253
New York State Mortgage Agency, Single Family 5.85%, 10/1/18 #	445	467
New York State Thruway Auth., 5.00%, 4/1/21 (AMBAC Insured)	500	527
Port Auth. of New York & New Jersey 5.875%, 9/15/15 (FGIC Insured) #	1,000	1,030

Tobacco Settlement Fin. Corp., 5.25%, 6/1/20 (AMBAC Insured)	500	538
Yonkers, GO, 5.00%, 8/1/25 (MBIA Insured)	660	686
Yonkers IDA, Civic Fac., 6.625%, 2/1/26 (Prerefunded 2/1/11†)	250	286
Total New York (Cost $19,391)		19,484

NORTH CAROLINA 1.4%

Gaston County, IDRB, PCR, National Gypsum, 5.75%, 8/1/35#	200	207
North Carolina Eastern Municipal Power Agency		
5.30%, 1/1/15	500	526
6.70%, 1/1/19	700	771
North Carolina Municipal Power Agency #1, Catawba Electric 5.50%, 1/1/13	500	543
Total North Carolina (Cost $1,923)		2,047

OHIO 2.4%

Akron, Baseball, COP, STEP, 6.90%, 12/1/16 (Prerefunded 12/1/06)	300	318
Cuyahoga County Hosp., Cleveland Clinic Obligation Group 6.00%, 1/1/32	350	383
Franklin County, Ohio Presbyterian Retirement Services 7.125%, 7/1/29	500	553
Ohio Air Quality Dev. Auth., Ohio Edison, 3.35%, 6/1/33 (Tender 6/1/06)	400	399
Ohio Building Auth., Adult Correctional Fac. 5.50%, 10/1/11 (Prerefunded 10/1/09†)	1,000	1,086
Ohio Water Dev. Auth., Fresh Water 5.375%, 12/1/21 (Prerefunded 6/1/12†)	750	821
Total Ohio (Cost $3,342)		3,560

OKLAHOMA 0.2%

Oklahoma Dev. Fin. Auth., Inverness Village, 8.00%, 2/1/32	300	246
Total Oklahoma (Cost $243)		246

OREGON 1.3%

Multnomah County Hosp. Fac. Auth., Providence Health 5.25%, 10/1/24	1,000	1,058

Portland Sewer, 5.75%, 8/1/20		
(FGIC Insured) (Prerefunded 8/1/10†)	750	823
Total Oregon (Cost $1,776)		1,881

PENNSYLVANIA 5.5%

Bucks County Water & Sewer Auth.		
5.25%, 6/1/15 (FSA Insured)	1,000	1,096
Cumberland County Municipal Auth.		
Wesley Affiliated Services, 7.125%, 1/1/25	400	436
Montgomery County HHEFA, Foulkeways at Gwynedd		
6.75%, 11/15/24	400	422
Montgomery County IDA, The Hill at Whitemarsh		
6.25%, 2/1/35	200	208
Pennsylvania Higher EFA, Philadelphia Univ., 5.25%, 6/1/32	250	249
Pennsylvania Turnpike Commission, 5.50%, 7/15/33		
(AMBAC Insured) (Prerefunded 7/15/11†)	1,000	1,104
Philadelphia School Dist.		
5.50%, 2/1/22 (FSA Insured) (Prerefunded 2/1/12†)	1,000	1,099
5.50%, 2/1/31 (FSA Insured) (Prerefunded 2/1/12†)	1,000	1,099
St. Mary Hospital Auth., Catholic Health East		
5.50%, 11/15/24	1,050	1,110
West Shore Area Auth.		
Holy Spirit Hosp.		
6.20%, 1/1/26	500	535
6.25%, 1/1/32	250	267
Westmoreland County IDA		
Redstone Presbyterian Seniorcare		
7.50%, 11/15/15	200	227
8.00%, 11/15/23	300	349
Total Pennsylvania (Cost $7,729)		8,201

PUERTO RICO 0.2%

Puerto Rico Highway & Transportation Auth.		
5.50%, 7/1/15	250	273
Total Puerto Rico (Cost $241)		273

RHODE ISLAND 0.2%

Central Falls Detention Fac., 7.25%, 7/15/35	300	311
Total Rhode Island (Cost $303)		311

SOUTH CAROLINA 2.7%		
Greenville Hospital System, Board of Trustees VRDN (Currently 2.68%) (AMBAC Insured)	2,000	2,000
Medical Univ. Hosp. Auth., 5.00%, 8/15/31 (MBIA Insured)	500	509
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.625%, 11/15/30	250	261
South Carolina Public Service Auth.		
5.25%, 1/1/18 (FSA Insured)	1,000	1,073
6.25%, 1/1/22 (AMBAC Insured) (Prerefunded 1/1/06†)	200	205
Total South Carolina (Cost $3,994)		4,048
SOUTH DAKOTA 0.7%		
South Dakota HEFA, Sioux Valley Hosp., 5.50%, 11/1/31	1,000	1,051
Total South Dakota (Cost $1,020)		1,051
TENNESSEE 1.0%		
Chattanooga Health Ed. & Housing Fac. Board, CDFI Phase 1 6.00%, 10/1/35	350	353
Memphis-Shelby County Airport Auth.		
6.25%, 2/15/09 (MBIA Insured) #	290	312
6.25%, 2/15/11 (MBIA Insured) #	100	111
Shelby County Health, Ed. & Housing Board The Village at Germantown, 7.25%, 12/1/34	250	255
Sullivan County Health, Ed. & Housing, Wellmont Health 6.25%, 9/1/22	400	435
Total Tennessee (Cost $1,394)		1,466
TEXAS 6.9%		
Amarillo Health Fac. Dev. Corp., Sears 7.75%, 8/15/26 (Prerefunded 8/15/06†)	200	211
Brazos River Auth., TXU Energy 5.75%, 5/1/36 (Tender 11/1/11) #	120	127
Brazos River Auth. PCR		
Centerpoint Energy, 7.75%, 12/1/18	250	275
TXU Energy, 7.70%, 4/1/33 #	150	177

Dallas/Fort Worth Airport		
5.50%, 11/1/31 (FGIC Insured) #	1,000	1,041
6.10%, 11/1/20 (FGIC Insured) #	510	550
Gulf Coast Waste Disposal Auth.		
Anheuser-Busch Companies, 5.90%, 4/1/36 #	500	526
BP Amoco Chemical, VRDN (Currently 2.79%) #	1,000	1,000
Harris County Health Fac. Dev. Corp.		
5.375%, 2/15/26 (Prerefunded 8/15/11†)	1,000	1,086
Memorial Hermann Healthcare, 6.375%, 6/1/29	250	285
Texas Childrens Hosp., 5.375%, 10/1/12	800	849
Houston, 6.40%, 6/1/27	250	270
Houston, GO, 5.50%, 3/1/18 (FSA Insured)	500	540
Houston Water & Sewer System 5.75%, 12/1/18 (Prerefunded 12/1/12†) (AMBAC Insured)	485	544
Port Corpus Christi PCR, IDC, Citgo Petroleum 8.25%, 11/1/31 #	250	265
Sabine River Auth. PCR, TXU Energy, 6.15%, 8/1/22	250	272
Tarrant County Health Fac. Dev. Corp., Baylor Health Care 5.375%, 11/15/21	1,000	1,051
Texas, GO, TRAN, 4.50%, 8/31/06	1,000	1,011
Travis County Health Fac. Dev. Corp., Querencia Barton Creek 5.65%, 11/15/35	200	194
Total Texas (Cost $9,793)		10,274

UTAH 0.4%

Intermountain Power Agency, 5.75%, 7/1/16 (MBIA Insured)	185	196
Intermountain Power Agency, 5.75%, 7/1/16 (MBIA Insured) (Prerefunded 7/1/07†)	315	334
Total Utah (Cost $492)		530

VIRGINIA 2.9%

Fairfax County Water Auth., 5.80%, 1/1/16 (Escrowed to Maturity)	810	886
Greater Richmond Convention Center		
6.125%, 6/15/29 (Prerefunded 6/15/10†)	1,250	1,395
Hotel Tax, 5.00%, 6/15/30 (MBIA Insured)	1,000	1,031

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Municipal Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks a high level of income exempt from federal income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At October 31, 2005, approximately 10% of the fund’s net assets were invested in noninvestment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the year ended October 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $71,718,000 and $28,498,000, respectively, for the year ended October 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2005 totaled $5,221,000 and were characterized as tax-exempt income for tax purposes. At October 31, 2005, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2005, the fund utilized $207,000 of capital loss carryforwards. As of October 31, 2005, the fund had $1,115,000 of capital loss carryforwards that expire in fiscal 2008.

For the year ended October 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the differences between book/tax amortization policies. Results of operations and net assets were not affected by these reclassifications.

At October 31, 2005, the cost of investments for federal income tax purposes was $144,718,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Summit Municipal Funds, Inc. and Shareholders of T. Rowe Price Summit Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Municipal Income Fund (one of the portfolios comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $5,106,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected*	Directorships of Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
1993	Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
2001	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Director, Canyon Resources Corp., Golden Star Resources Ltd.
2001	(5/00 to present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999)

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting
(1934)	environmental and civil engineers
1993

Theo C. Rodgers**	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
1993

* Each independent director oversees 113 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.
**Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.; President, Summit Municipal Funds
2004
[37]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1943)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
1993	Chairman of the Board and Director, T. Rowe Price Global Asset
[113]	Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.;
Chairman of the Board, Director, President, and Trust Officer,
T. Rowe Price Trust Company; Director, T. Rowe Price International,
Inc.; Chairman of the Board, all funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

Joseph A. Carrier (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Summit Municipal Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

M. Helena Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Summit Municipal
Funds

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.; formerly Deputy General Counsel,
ACA Financial Guaranty Corporation (to 2001)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Summit Municipal	T. Rowe Price; Vice President, T. Rowe Price
Funds	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Summit Municipal	Group, Inc.
Funds

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Summit Municipal Funds	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

T. Dylan Jones (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Summit Municipal
Funds

Philip J. Kligman, CFA (1974)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Summit Municipal
Funds

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Summit Municipal Funds	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Summit Municipal	Group, Inc.
Funds

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Summit Municipal	Group, Inc.
Funds

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

Timothy G. Taylor, CFA (1975)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Summit Municipal
Funds

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Summit Municipal Funds

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$7,471	$7,331
Audit-Related Fees	656	711
Tax Fees	2,118	2,018
All Other Fees	368	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,010,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	December 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 16, 2005